UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 27, 2004


                          GABELLI ASSET MANAGEMENT INC.
             (Exact name of registrant as specified in its charter)

           New York                      1-14761                  13-4007862
       (State or other           (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

      One Corporate Center, Rye, NY                                 10580
 (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700



 Item 7. Financial Statements and Exhibits.

Exhibit
 Number     Description
-------     -----------
  99.1      Press Release dated April 27, 2004


Item 9. Regulation FD Disclosure

     On April 27, 2004, Gabelli Asset Management Inc. reported its results for the first quarter 2004. A copy of the Company's press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished under this Item 9 in accordance with the provisions of Regulation FD (17 CFR ss.ss.
243.100 et seq .).


Item 12. Results of Operations and Financial Condition

     On April 27, 2004, Gabelli Asset Management Inc. reported its results for the first quarter 2004. A copy of the Company's press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished under this Item 12.

SIGNATURE
---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Gabelli Asset Management Inc.

                                    By:          /s/    Michael R. Anastasio Jr.
                                        ----------------------------------------
                                                     Michael R. Anastasio Jr.
                                                     Chief Accounting Officer


Date:    April 27, 2004